                                                                Exhibit 21

                      SUBSIDIARIES OF THE REGISTRANT


    Unless otherwise indicated, all of the voting securities of these subsidiaries are directly or indirectly owned by the registrant. Where the name of the subsidiary is indented, the voting securities of such subsidiary are owned directly by the company under which its name is indented. Certain subsidiaries have been omitted which, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as defined in Rule 1-02(v) of Regulation S-X.


                                                           Jurisdiction
Name of Subsidiary                                         of Incorporation

I.  American Express Travel Related Services Company,
     Inc. and its Subsidiaries

    American Express Travel Related                        New York
        Services Company, Inc.
      Amex Canada, Inc.                                    Canada
         1001674 Ontario, Inc.                             Canada
         1001675 Ontario, Inc.                             Canada
      Amex Bank of Canada                                  Canada
      American Express Deposit Corporation                 Utah
      American Express Company (Mexico) S.A. de C.V.       Mexico
      American Express Centurion Bank                      Delaware
         American Express Centurion Services Corporation   Delaware
      American Express Credit Corporation                  Delaware
         American Express International Credit Corporation Delaware
         American Express Overseas Credit                  Jersey, Channel
           Corporation, Ltd.                               Islands
            AEOCC Management Co., Ltd.                     Jersey, Channel
                                                            Islands
            American Express Overseas Finance              Netherlands
              Company, N.V.                                Antilles
              American Express Overseas Credit             Netherlands
                Corporation, N.V.                          Antilles
                American Express Overseas Credit           Belgium
                 Corporation, S.A.
         Credco Receivables Corp.                          Delaware
      American Express Direct Response Corporation         Delaware
      American Express Financial Services Ltd.(50% owned)  England
      American Express Receivables Financing Corp.         Delaware
      American Express do Brasil Tempo & Cia, Inc.         Delaware
      American Express do Brasil Servicos                  Brazil
         Internacionais, Ltda. (90% owned)
         American Express do Brazil                        Brazil
          Tempo & Cia (61% owned)
      American Express do Brasil S.A.                      Brazil
           Turismo (50.50% owned)
      American Express International (B) SDN.BHD (Brunei)  Brunei
         (50% owned by American Express
         International, Inc.)
      American Express Limited                             Delaware
         American Express Argentina, S.A.                  Argentina
         American Express (Malaysia) Sdn. Bhd.             Malaysia
         American Express (Thai) Co. Ltd. (77.5% owned)    Thailand
         TRS Card International Inc.                       Delaware
            (75% owned, 25% by CFS, Ltd.)
         American Express de Espana, S.A.                  Spain
            American Express Viajes, S.A.                  Spain
            Amex Asesores de Seguros, SA                   Spain
      Centurion Finance, Ltd.                              New Zealand
      American Express International, Inc.                 Delaware
      Amex TGP One Inc.                                    Delaware
      Amex TGP Two Inc.                                    Delaware
         American Express Travel Partnership (99% owned    Massachusetts
           by Amex TGP One Inc. and 1% owned by Amex
           TGP Two Inc.)
      American Express Hungary KFT                         Hungary
      American Express Company A/S                         Norway
         American Express Reisebyria A/S                   Norway
      AMEX Services Inc.                                   Delaware
      American Express Company, S.P.A.                     Italy
         American Express Factoring, Srl.                  Italy
         American Express Locazioni                        Italy
           Finanziarie, Sr1.
         Amex Broker Assicurativo Srl. (2.5% owned)        Italy
      American Express Int'l A.E. (Greece)                 Greece
      American Express Int'l (Taiwan), Inc.                Taiwan
      American Express of Egypt, Ltd.                      Delaware
      American Express Carte France, S.A.                  France
      American Express Daro Voyages France, S.A.           France
      AllCard Service GmbH                                 Germany
         Schenker Rhenus Reisen (51% owned)                Germany
      American Express Bureau de Change S.A.               Greece
      Amex (Middle East) E.C. (50% owned)                  Bahrain
      American Express Exposure Management, Ltd            Jersey, Channel
                                                            Islands
      American Express Travel Poland Sp.Zo.O               Poland
      American Express Czechoslovakia, Spol.SRO.           Czechoslovakia
      AMEX Insurance Marketing, Inc.                       Taiwan
      American Express Company A/B                         Sweden
         American Express Resebyra A/B                     Sweden
         Amex Services Sweden A/B                          Sweden
      American Express Services Finland OY                 Finland
      Sociedad Internacional de Servicios                  Panama
        de Panama, S.A.
      Amex Sumigin Service Company, Ltd. (40% owned)       Japan
      American Express International Services Limited      Russia
      American Express Holdings AB                         Sweden
         Nyman & Schultz Resebyraer AB                     Sweden
         Nyman & Schultz UK Plc                            England
         TMG Intressenter AB                               Sweden
         Nyman & Schultz AB (95% owned 5% TMG              Sweden
          Intressenter AB)
            Book Hotel AB                                  Sweden
            Forsakringsaktiebolaget Viator                 Sweden
            Nyman & Schultz Affarsresor AB                 Sweden
            First Card AB                                  Sweden
            Nyman & Schultz Grupp och Konferens AB         Sweden
            Pluresor AB (67% owned)                        Sweden
            Profil Rejser A/S (30% owned 20%               Denmark
              Resespecialisterna Syd AB)
            Resespecialisterna Enkoping AB (26% owned)     Sweden
            Resespecialisterna Syd AB (84% owned)          Sweden
               Resespecialisterna Helsingborg AB           Sweden
                  (84% owned)
            Scandinavian Express AB                        Sweden
               Destination Kiruna AB (30% owned)           Sweden
               Oy Scandinavian Express Finland AB          Sweden
            Svensk-Kinesiskan Resebyran AB (21% owned)     Sweden
            Fastighetsaktiebolaget AB Ostanan              Sweden
            Central Hotel AB                               Sweden
            Nyman & Schultz Norge A/S                      Norway
               Nyman & Schultz Forretningsreiser A/S       Norway
               Nyman & Schultz Gruppe-og                   Norway
                 Spesialreiser A/S
      American Express Publishing Corp.                    New York
         Soutwest Media Corporation                        Texas
      Amexco, Inc.                                         Delaware
      Societe Francaise du Cheque de Voyage, S.A.          France
         (34% owned)
      Repertoire International, Inc.                       Delaware
      Travellers Cheque Associates, Ltd. (54% owned)       England
      American Express Service Corporation                 Delaware
      Bansamex S.A. (50% owned, 50% owned by Banco         Spain
         Santander)
      American Express Europe, Ltd.                        Delaware
         Travel Places (City) Ltd.                         England
            Travel Places (Incentives) Ltd.                England
      American Express Services, Ltd.                      England
      American Express Ireland, Ltd.                       Ireland
      American Express Insurance Services, Ltd.            England
      Amex Services Europe Limited                         England
      Amex Marketing Japan Ltd.                            Delaware
      American Express Realty Mgt. Co.                     California
      American Express Group and Incentive                 Michigan
        Services, Inc. (90% owned)
      American Express TRS, Inc.                           Florida
      Cardmember Financial Services, Ltd.                  Jersey, Channel
                                                            Islands
      AMEX Life Assurance Company                          California
      Holdinsco, Inc.                                      Delaware
         AMEX Assurance Company                            Illinois
      Integrated Travel Systems, Inc.                      Texas
      Epsilon Data Management, Inc.                        Delaware
         Epsilon Master Software Corporation               Delaware
      Controlled Airspace Corporation                      Texas
      Tour and Incentive Management Corporation            Delaware
      Lifeco Management (Canada), Inc.                     Canada
      Lifeco Travel (Canada), Inc.                         Canada
      Lifeco Travel Management S.A.R.L.                    France
      Lifeco Travel Management, Ltd.                       United Kingdom
      Mark Allan Travel Inc.                               California
      Competitive Technologies, Inc.                       Texas

II. American Express Financial Corporation and its Subsidiaries

    American Express Financial Corporation                 Delaware
      American Express Financial Advisors Inc.             Delaware
      IDS Real Estate Services, Inc.                       Delaware
      IDS Securities Corporation                           Delaware
      American Express Trust Company                       Minnesota
      American Express Tax and Business Services, Inc
      IDS International, Inc.                              Delaware
      IDS Life Insurance Company                           Minnesota
         American Partners Life Insurance Company          Arizona
         IDS Life Insurance Company of New York            New York
         American Enterprise Life Insurance Company        Indiana
         American Centurion Life Assurance Company         New York
      IDS Certificate Company                              Delaware
         Investors Syndicate Development Corp.             Nevada
      IDS Fund Management Limited                          England
      IDS Insurance Agency of North Carolina Inc.          North Carolina
      IDS Insurance Agency of Arkansas Inc.                Arkansas
      IDS Insurance Agency of Alabama Inc.                 Alabama
      IDS Insurance Agency of New Mexico Inc.              New Mexico
      IDS Insurance Agency of Utah Inc.                    Utah
      IDS Insurance Agency of Wyoming Inc.                 Wyoming
      IDS Insurance Agency of Nevada Inc.                  Nevada
      IDS Insurance Agency of Ohio Inc.                    Ohio
      IDS Insurance Agency of Massachusetts Inc.           Massachusetts
      IDS Advisory Group Inc.                              Minnesota
         IDS Capital Holdings Inc.                         Minnesota
      IDS Management Corporation                           Minnesota
         IDS Partnership Services Corporation              Minnesota
         IDS Cable Corporation                             Minnesota
         IDS Futures Corporation                           Minnesota
         IDS Realty Corporation                            Minnesota
         IDS Futures III Corporation                       Minnesota
         IDS Cable II Corporation                          Minnesota
      IDS Property Casualty Insurance Company              Wisconsin
      American Express Minnesota Foundation                Minnesota
      IDS Deposit Corp.                                    Utah
      IDS Sales Support Inc.                               Minnesota
      IDS Plan Services of California, Inc.                Minnesota
      American Enterprise Investment Services Inc.         Minnesota
      IDS Aircraft Services Corporation                    Minnesota

III.  American Express Bank Ltd. and its Subisidiaries

    American Express Bank Ltd.                             Connecticut
      American Express International                       Netherlands
        Finance Corporation B.V.                           Antilles
         American Express International                    Thailand
           Investment Limited
      American Express Management Services Inc.            Delaware
         Amex Human Resources (Japan) Inc.                 Delaware
      Amex Holdings, Inc.                                  Delaware
         American Express International Finance            Netherlands
           Corporation N.V.                                Antilles
         American Express Bank GmbH                        Germany
            Amex Grundstuecksverwaltung GmbH               Germany
         American Express International Development        Cayman Islands
           Company (Cayman) Limited
         Egyptian American Bank (49% owned)                Egypt
         Guaramex, Inc.                                    Delaware
         Paramex, Inc.                                     Delaware
         Amtrade Holdings, Inc.                            Delaware
            American Express Bank (Switzerland) S.A.       Switzerland
               Cristal Trust Services S.A.-Geneva          Switzerland
         AEB Aviation Services, Inc.                       Delaware
         International Trade Services Pte Ltd.             Singapore
         Dash 200 + Ltd. (50% owned)                       Cayman Islands
         Queens House Properties Limited (36.97% owned)    Guernsey
         Amex International Trust (Guernsey) Limited       Guernsey
         January Real Estate                               Cayman Islands
         Etoral Finance, Inc.                              Panama
            Sociedad Del Desarrollo Mercantil              Chile
                Ltda. (50% owned by each of Amex
                Holdings, Inc. and Etoral Finance, Inc.)
         Remor and Associates Inc.                         Panama
         Anangel-American Shipholdings Limited
           (3.7% owned)                                    Cayman Islands
         American Express Bank Asset Management            Jersey, Channel
            (Jersey) Ltd.                                   Islands
         Priory Centre Investments Limited (35.7% owned)   Guernsey
         American Express Bank (Luxembourg) S.A.           Luxembourg
            Multistakes Company S.A.                       Luxembourg
         American Express Bank (Uruguay) S.A.              Uruguay
         Tribute Royalties, Inc.                           Delaware
         Amex International Trust (Cayman) Ltd.            Cayman Islands
         OLP Investments Ltd.                              Cayman Islands
         American Express Leasing Corporation              Delaware
            AELC-Jinoriwon A.S.                            Panama
            AELC Australia Proprietary Limited             Australia
               AMP-Amex Leasing Limited                    Australia
                 (50% owned - joint venture)
                  AMP-Amex Securities Pty. Ltd.            Australia
            American Express Leasing Corporation,          Brazil
              S.A. - Arrendamento Mercantil
              (50% owned by American Express Leasing
              Corporation and 50% owned by ANIF
              Comercio, Empreendimento e Negocios Ltda.)
            Reedco Leasing, Inc.                           Delaware
            Mark Leasing Inc.                              Delaware
            Carter Leasing Inc.                            Delaware
            JBB Leasing Inc.                               Delaware
            Ashley Leasing Inc.                            Delaware
            Aries Aircraft Leasing Limited                 Cayman Islands
            Aries Aircraft Leasing (US), Inc.              New York
            Daniel Leasing Corporation                     Delaware
            Nora Leasing, Inc.                             New York
            Nora 737 Leasing, Inc.                         New York
            Gemini Leasing Ltd.                            Cayman Islands
            Wings Aircraft Leasing Corp.                   Belgium
               (Amex Holdings, Inc. - 1 share of 1250
               shares)
            AKW Aircraft Leasing Corporation Limited       England
            Jesem Aviation Corp.                           New York
            MME Leasing Corp.                              New York
            C Power, Inc.                                  New York
      AEB Worldfolio Management Company                    Luxembourg
      American Express Bank (France) S.A.                  France
         Amex Gestion S.A.                                 France
      American Express Bank International                  United States
      American Express Leasing (UK) Limited                England
      Amex Asia Limited                                    Hong Kong
         Amex Finance Japan Ltd.                           Hong Kong
      Bexim International S.A. (45% owned)                 Panama
      American Express Middle East Development             Lebanon
           Company, S.A.L.
      American Express Nominees Private Limited            India
      The American Express Nominees Limited                England
      Argentamex S.A.                                      Argentina
      Amex do Brasil Empreendimentos e Participacoes Ltda. Brazil
       (57.84% owned, 42.15% AHI, 0.01% Amex
          International Inc.)
      INAF Incorporated                                    Delaware
         INAF Comercio, Empreendimentos e Negocios Ltda.   Brazil
            ANIF Comercio, Empreendimentos e               Brazil
              Negocios Ltda. (37.4% owned, and
              47.3% owned by American Express Bank Ltd.
              and 15.3% by Amex Do Brazil)
      Amex Capital Investments (UK) Ltd.                   England
         Maineye Limited                                   England
         Logicfull Limited                                 England
      Amexnet Limited                                      England
      AEB (UK) P.L.C.                                      England
      Amex Nominees (S) Pte Ltd.                           Singapore
      Amex Bank Nominee Hong Kong Limited                  Hong Kong
      First International Investment Bank Ltd.             Pakistan
         (23.62% owned)
      Investment and Capital Corporation (20% owned)       Philippines
      American Express (Poland) Ltd.                       Delaware
      Exatco Limited (50% owned)                           Bermuda
      Far East Leasing Ltd.                                Cayman Islands
      Geneva Nominees Limited                              England
      747-2, Inc.                                          New York
      Tata Finance Ltd. (3.2% owned)                       India
      Purbeck Petroleum Limited (25.1% owned)              England
      American Express Bank CFS, Ltd.                      Jersey Channel
                                                            Islands
      American Express Bank Asset Management (Cayman) Ltd. Cayman Islands
      Columbus Real Estate Corp.                           New York
      American Express Bank S.A.                           Argentina
        (56,810,000 shares owned by American Express Bank
         Ltd., 1 share owned by American Express Limited)


IV.   Other Subsidiaries of the Registrant

    Acuma Financial Services Ltd.                          Delaware
      Acuma Ltd.                                           Delaware
    Ainwick Corporation                                    Texas
    Alair Holdings, Inc.                                   Delaware
    American Express Asset Management Holdings, Inc.       Delaware
    American Express Corporation                           Delaware
    Amexco Insurance Company                               Vermont
    Amexco Risk Financing Holding Company                  Delaware
    Brighton Corporation                                   Delaware
    National Express Company, Inc.                         New York
      The Balcor Company Holdings, Inc.                    Delaware
         Balcor Real Estate Holdings, Inc.                 Illinois
         The Balcor Company                                Delaware
            Balcor Securities Company                      Illinois
            Balcor Development Company                     Illinois
            Balcor Institutional Realty Advisors, Inc.     Illinois
            Balcor Financial Resources, Inc.               Delaware
            Balcor Capital Markets, Inc.                   Illinois
            Balcor Consulting Group                        Illinois
            Balcor Realty Company                          Illinois
            Balcor Management Services, Inc.               Illinois
    International Capital Corporation                      Delaware
      Intercapital Comercio e Participacoes Ltda.          Brazil
         Conepar Compania Nordestina de                    Brazil
           Participacoes S.A. (31.92% owned)
      Convertible Holding Ltd.                             Cayman Islands
         CTH Common Holdings Ltd.                          Cayman Islands
            Complejos Turisticos Huatulco,                 Mexico
              S.A. de C.V. (15% of common stock)
         CTH Preferred Holdings Ltd.                       Cayman Islands
            Complejos Turisticos Huatulco,                 Mexico
              S.A. de C.V. (68% of preferred stock)
      Banco American Express (5.80% Amex do Brasil, 94.2%  Brazil
        Intercapital Comercio e Participacoes Ltda.)
      Acamex Holdings Ltd.                                 Cayman Islands
         Etisa Holdings Ltd.                               Cayman Islands
            Empresas Turisticas Integradas,                Mexico
              S.A. de C.V. (92.35% owned)
      Asesoria Empresarial ICC, S.A. de C.V.               Mexico
      Floriano Representacoes Ltda.                        Brazil
      Amex Distribuidora De Titulos E Valores              Brazil
         Mobiliarios Ltda (90% owned)
    Rexport, Inc.                                          Delaware
      Drillamex, Inc.                                      Delaware
    UMPAWAUG I Corporation                                 Delaware
    UMPAWAUG II Corporation                                Delaware
    UMPAWAUG III Corporation                               Delaware
    UMPAWAUG IV Corporation                                Delaware
    WGT Leasing Corporation                                Delaware